Rule 497(e)

Registration Nos. 333-210186 and 811-23147

 First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT VEST U.S. EQUITY QUARTERLY 2.5 TO 15 BUFFER ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

Dated October 20, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On October 17, 2025, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of October 20, 2025. The new Target Outcome Period will end on January 16, 2026. The cap for the Fund for the Target Outcome Period beginning on October 20, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF (DHDG)	4.67%	4.46%

Please Keep this Supplement with your Fund Prospectus for Future Reference